FORBEARANCE AGREEMENT
                              ---------------------
     This  FORBEARANCE  AGREEMENT  (this "Agreement") is executed as of the 16th
                                          ---------
day of January, 2004, by and among ENERGY CORPORATION OF AMERICA, a West Virginia corporation ("Borrower"), the lenders identified on the signature pages
                       --------
hereof (such lenders, together with their respective successors and assigns, the "Lenders"), and WELLS FARGO FOOTHILL, INC. (f/k/a Foothill Capital Corporation),
 -------
a California corporation, as the arranger and administrative agent for the Lenders (the "Agent").
                -----
                                    RECITALS
                                    --------
A.     THE FINANCING DOCUMENTS.  Borrower owes certain indebtedness, liabilities
       -----------------------
and obligations to the Lenders pursuant to that certain Credit Agreement dated as of July 10, 2002 (as the same may have been and may hereafter be amended, modified, renewed, extended, restated or supplemented from time to time, the "Credit Agreement"), such indebtedness being secured by liens and
             -----------------
security interests granted in favor of the Lenders pursuant to the Credit Agreement.

B.     EXISTING  DEFAULT.  Although  Borrower  has  existing  disputes  with the
       -----------------
holders  of  the Subordinated Notes regarding its failure to comply with Section
4.9 of the Indenture, Borrower acknowledges to Lender for the purpose of this Agreement and the Credit Agreement that the Specified Default (as defined below) has occurred and continues under the Credit Agreement.

C.     FORBEARANCE REQUEST BY BORROWER.  Borrower has requested that the Lenders
       -------------------------------
forbear until the Termination Date (as defined below) from exercising their remedies arising as a result of the Specified Default and the Lenders are willing to grant such forbearance subject to the terms and conditions of this Agreement.

                                   AGREEMENTS
                                   ----------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     DEFINITIONS.  Capitalized  terms  used  and  not otherwise defined herein
       -----------
shall have the same meanings as set forth in the Credit Agreement. In addition, the following terms, for the purposes of this Agreement, shall have the following meanings:

(a)     "Effective  Date" shall mean the date that the Agent shall have notified
         ---------------
the Borrower in writing that the Agent has received such fees and expenses, instruments, evidence and certificates as the Agent may reasonably require to consummate the transactions contemplated hereby, including, without limitation, the closing deliveries specified in Section 5 hereof.
                                         ----------

(b)     "Forbearance  Period"  shall mean the period commencing on the Effective
         -------------------
Date and continuing through and including 5:00 p.m., Atlanta, Georgia time, on the applicable Termination Date.

(c)     "Specified  Default"  shall mean the Event of Default under Section 8.15
         ------------------
of the Credit Agreement resulting from the failure of the Borrower to comply with the terms of Section 4.9 of the Indenture.

FORBEARANCE AGREEMENT - Page 1
DALLAS 913715_5 5707.6

(d)     "Termination Date" shall mean the earlier to occur of (i) March 15, 2004
         ----------------
or  (ii)  the  date  of  the  occurrence  of  a  Termination  Event.

(e)     "Termination  Event"  shall mean the occurrence of any of the following:
         ------------------

(i) any representation or warranty made or deemed made by the Borrower in this Agreement shall be false, misleading or erroneous in any material respect when made or deemed to have been made;

(ii) the Borrower shall fail to perform, observe or comply with any covenant, agreement or term contained in this Agreement;

(iii) the occurrence of any Default or Event of Default under the Credit Agreement or any other Loan Document, other than the Specified Default;

(iv) The Trustee under the Indenture, any of the holders of the Subordinated Notes or any other Person acting on their behalf commences any action under
     Section 6.2 or Section 6.3 of the Indenture or otherwise pursues any remedies under any of the Indenture Documents to collect the payment of any of the Subordinate Notes and the Agent and Lender notify Borrower in writing of their election to terminate this Agreement as a result of any such action; or

(v) the occurrence of an event or circumstance which causes or would reasonably be expected to cause a Material Adverse Change.

2.     FORBEARANCE.  Subject  to  the terms of this Agreement, the Agent and the
       -----------
Lenders hereby agree, during the Forbearance Period, to (a) forbear from exercising their rights and remedies arising as a result of the Specified Default and (b) continue to fund Advances and to issue Letters of Credit so long as the Borrower continues to comply with the terms of this Agreement and the Borrower and its Subsidiaries continue to comply with the terms of the Credit Agreement and the other Loan Documents. Notwithstanding the foregoing, the forbearance granted by Lenders pursuant hereto shall not constitute, and shall not be deemed to constitute, a waiver of the Specified Default or of any other Default or Event of Default under the Loan Documents. Upon the expiration or termination of the Forbearance Period, the agreements of the Lenders and the Agent hereunder, including, without limitation, their agreement to forbear, shall terminate automatically without further act or action by the Agent or the Lenders.

3.     REPRESENTATIONS AND WARRANTIES OF BORROWER.  As of the Effective Date, to
       ------------------------------------------
induce the Agent and the Lenders to enter into this Agreement, the Borrower hereby represents and warrants to the Agent and the Lenders that (a) Borrower and each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the power and authority to perform its obligations under this Agreement, (b) the execution, delivery and performance of this Agreement has been duly authorized by all requisite action on the part of the Borrower and each of its Subsidiaries and does not and will not violate the articles or certificate of incorporation, bylaws, or other governance documents or agreements of the Borrower or any of its Subsidiaries, or any other agreement to which the Borrower or any of its Subsidiaries is a party, or any law, rule or regulation, or any order of any court, governmental authority or arbitrator by which the Borrower or any of its Subsidiaries or any of their respective properties is bound, (c) this Agreement constitutes the valid and legally binding obligation of the Borrower and each of the Subsidiaries party hereto enforceable in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally, (d) no corporate action or authorization, approval,

FORBEARANCE AGREEMENT - Page 2
DALLAS 913715_5 5707.6
consent or other action, except such corporate action or authorization as has already been obtained, and no notice to or filing with any governmental or regulatory authority or any third party is required for the due execution, delivery or performance of this Agreement or any transaction contemplated hereby, (e) each representation and warranty of the Borrower and each of its Subsidiaries contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except to the extent such representation or warranty relates specifically to an earlier date), (f) neither Borrower nor any Subsidiary has any defenses to payment, counterclaim or rights of set-off with respect to the Obligations, and (g) except for the Specified Default, no Default or Event of Default has occurred which is continuing.

4.     COVENANTS  OF  BORROWER.  The  Borrower hereby covenants and agrees, from
       -----------------------
and after the Effective Date, that it will perform, observe and comply with and will cause each Subsidiary to perform, observe and comply with, each covenant, agreement and term contained in this Agreement, the Credit Agreement and each of the other Loan Documents to which it is a party.

5.     CLOSING DELIVERIES.  Simultaneously  with  the  execution  and  delivery
       ------------------
hereof, and as a condition to the effectiveness hereof, the Borrower shall deliver (or deposit with) or cause the delivery to (or deposit with) the Agent each of the following:

(a) all fees and expenses of counsel to the Agent and the Lenders incurred by the Agent and the Lenders in connection with the preparation, negotiation and execution of this Agreement, all related documents and the transactions contemplated hereby and thereby;

(b)  a  forbearance  fee  to  the  Agent  in  the  amount  of  $25,000.00;

(c) the Consent and Ratification attached hereto duly executed by the Pledging Subsidiaries (as defined therein); and

(d) a legal opinion from counsel to the Borrower in form and substance satisfactory to the Agent.

6.     LOAN  DOCUMENTS/COLLATERAL.  The  Borrower hereby acknowledges, ratifies,
       --------------------------
reaffirms and agrees that the Credit Agreement, each of the other Loan Documents (together with all of its indebtedness, liabilities and obligations to the Agent and the Lenders thereunder) and the first priority, perfected liens and security interests created thereby in favor of the Agent and the Lenders in the Collateral, are and shall remain in full force and effect and binding on the Borrower, and are enforceable in accordance with their respective terms and applicable law. The Borrower hereby ratifies and reaffirms all of the terms and provisions of the Credit Agreement and each of the other Loan Documents, except as may be modified herein, which are incorporated by reference as of the Effective Date as if set forth herein including, without limitation, all promises, agreements, warranties, representations, covenants, releases, and indemnifications contained therein.

7.     REMEDIES  UPON EXPIRATION OR TERMINATION OF FORBEARANCE PERIOD.  Upon the
       --------------------------------------------------------------
expiration or termination of the Forbearance Period, the Agent, without further act or action by the Agent or the Lenders, shall be entitled to immediately institute foreclosure proceedings against the Collateral and to exercise any and all of the Agent's and the Lenders' rights and remedies available under the Credit Agreement, the other Loan Documents and this Agreement, at law, in equity, or otherwise, without further notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to foreclose, notice of sale, notice of protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

FORBEARANCE AGREEMENT - Page 3
DALLAS 913715_5 5707.6

8.     ACKNOWLEDGMENT  OF  DEFAULTS.  The Borrower specifically acknowledges the
       ----------------------------
existence and continuation of the Specified Default, and neither the Borrower nor any Subsidiary shall at any time contest or in any way dispute the existence of the Specified Default.

9.     RELEASE  AND  COVENANT  NOT  TO  SUE.  THE  BORROWER  AND  EACH  OF  THE
       ------------------------------------
SUBSIDIARIES PARTY HERETO (IN ITS OWN RIGHT AND ON BEHALF OF ITS RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS) (THE "RELEASING PARTIES"), JOINTLY AND SEVERALLY, UNCONDITIONALLY RELEASE,
       ------------------
ACQUIT, AND FOREVER DISCHARGE THE AGENT AND THE LENDERS AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS (COLLECTIVELY, THE "RELEASED PARTIES"), TO THE FULLEST EXTENT PERMITTED BY
                      -----------------
APPLICABLE STATE AND FEDERAL LAW, FROM ANY AND ALL ACTS AND OMISSIONS OF THE RELEASED PARTIES, AND FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, COUNTERCLAIMS, DEMANDS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, DAMAGES, OBLIGATIONS, LIABILITIES, OBJECTIONS, AND EXECUTIONS OF ANY NATURE, TYPE, OR DESCRIPTION WHICH THE RELEASING PARTIES HAVE OR MAY COME TO HAVE AGAINST THE RELEASED PARTIES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, GROSS NEGLIGENCE, USURY, FRAUD, DECEIT, MISREPRESENTATION, CONSPIRACY, UNCONSCIONABILITY, DURESS, ECONOMIC DURESS, DEFAMATION, CONTROL, INTERFERENCE WITH CONTRACTUAL AND BUSINESS RELATIONSHIPS, CONFLICTS OF INTEREST, MISUSE OF INSIDER INFORMATION, CONCEALMENT, DISCLOSURE, SECRECY, MISUSE OF COLLATERAL, WRONGFUL RELEASE OF COLLATERAL, FAILURE TO INSPECT, ENVIRONMENTAL DUE DILIGENCE, NEGLIGENT LOAN PROCESSING AND ADMINISTRATION, WRONGFUL SETOFF, VIOLATIONS OF STATUTES AND REGULATIONS OF GOVERNMENTAL ENTITIES, INSTRUMENTALITIES AND AGENCIES (BOTH CIVIL AND CRIMINAL), RACKETEERING ACTIVITIES, SECURITIES AND ANTITRUST LAWS VIOLATIONS, TYING ARRANGEMENTS, DECEPTIVE TRADE PRACTICES, BREACH OR ABUSE OF ANY ALLEGED FIDUCIARY DUTY, BREACH OF ANY ALLEGED SPECIAL RELATIONSHIP, COURSE OF CONDUCT OR DEALING, ALLEGED OBLIGATION OF FAIR DEALING, ALLEGED OBLIGATION OF GOOD FAITH, AND ALLEGED OBLIGATION OF GOOD FAITH AND FAIR DEALING, WHETHER OR NOT IN CONNECTION WITH OR RELATED TO THE LOAN DOCUMENTS AND THIS AGREEMENT, AT LAW OR IN EQUITY, IN CONTRACT IN TORT, OR OTHERWISE, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED (COLLECTIVELY, THE "RELEASED CLAIMS"). THE
                                                         ---------------
RELEASING PARTIES FURTHER AGREE TO LIMIT ANY DAMAGES THEY MAY SEEK IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION, IF ANY, TO EXCLUDE ALL PUNITIVE AND EXEMPLARY DAMAGES, DAMAGES ATTRIBUTABLE TO LOST PROFITS OR OPPORTUNITY, DAMAGES ATTRIBUTABLE TO MENTAL ANGUISH, AND DAMAGES ATTRIBUTABLE TO PAIN AND SUFFERING, AND THE RELEASING PARTIES DO HEREBY WAIVE AND RELEASE ALL SUCH DAMAGES WITH RESPECT TO ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH MAY ARISE AT ANY TIME
AGAINST ANY OF THE RELEASED PARTIES. THE RELEASING PARTIES REPRESENT AND WARRANT THAT NO FACTS EXIST WHICH COULD, PRESENTLY OR IN THE FUTURE, SUPPORT THE ASSERTION OF ANY OF THE RELEASED CLAIMS AGAINST THE RELEASED PARTIES. THE RELEASING PARTIES FURTHER COVENANT NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY OF THE RELEASED CLAIMS, AND EXPRESSLY WAIVE ANY AND ALL DEFENSES THEY MAY HAVE OR COME TO HAVE IN CONNECTION WITH THEIR DEBTS AND OBLIGATIONS UNDER THE LOAN DOCUMENTS AND THIS AGREEMENT. THIS SECTION 9 IS IN ADDITION TO AND SHALL
                                           ---------
NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

FORBEARANCE AGREEMENT - Page 4
DALLAS 913715_5 5707.6

10.     NO  OBLIGATION  OF  LENDERS.  The  Borrower  hereby  acknowledges  and
        ---------------------------
understands that upon the expiration or termination of the Forbearance Period, if the Specified Default and any other Default or Event of Default now or hereafter occurring and continuing after the date hereof have not been cured, then the Agent, on its behalf and on behalf of the Lenders, shall have the right to proceed to exercise any or all rights and remedies available to the Agent and the Lenders, which may include foreclosure on the Collateral and/or institution of legal proceedings. The Agent and the Lenders shall have no obligation whatsoever to waive any future Default or Event of Default, defer any payments, or further forbear from exercising its rights and remedies.

11.     NO IMPLIED WAIVERS.  No failure or delay on the part of the Agent or any
        ------------------
     Lender in exercising, and no course of dealing with respect to, any right, power or privilege arising under this Agreement, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege arising under this Agreement, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

12.     INDEMNIFICATION.  In addition to, and without limitation of, any and all
        ---------------
indemnities provided in the Credit Agreement and the other Loan Documents, the Borrower and each of the Subsidiaries party hereto shall and do hereby indemnify and hold the Agent and the Lenders and each of their respective employees, agents, independent contractors, attorneys, officers, and directors harmless from and against any and all claims, liability, losses, damages, causes of action, suits, judgments, costs, and expenses (including, without limitation, attorneys' fees), arising out of or from or related to this Agreement, the Credit Agreement and the other Loan Documents, except to the extent any such claim, liability, loss, damage, cause of action, suit, judgment, cost or expense resulted from the gross negligence or willful misconduct of the Agent, the Lenders or any of their respective employees, agents, independent contractors, attorneys, officers and directors. If any action, suit, or proceeding is brought against the Agent, any Lender or any of their respective employees, agents, independent contractors, attorneys, officers, and directors, the Borrower shall, at the Agent's request, defend the same at Borrower's sole cost and expense.

13.     REVIEW AND CONSTRUCTION OF DOCUMENTS.  The Borrower hereby acknowledges,
        ------------------------------------
represents and warrants to the Agent and the Lenders that (a) the Borrower has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel, (b) the Borrower has reviewed this Agreement and fully understands the effects hereof and all terms and provisions contained herein, (c) the Borrower has executed this Agreement of its own free will and volition, and (d) this Agreement shall be construed as if jointly drafted by the Borrower, the Agent and the Lenders. The recitals contained in this Agreement shall be construed to be part of the operative terms and provisions of this Agreement.

14.     ENTIRE  AGREEMENT; AMENDMENT.  THIS AGREEMENT EMBODIES THE FINAL, ENTIRE
        ----------------------------
AGREEMENT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the Agent and the Lenders. The Credit Agreement and the other Loan Documents, to the extent modified by this Agreement, continue to evidence the agreement of the parties with respect to the subject matter thereof.

FORBEARANCE AGREEMENT - Page 5
DALLAS 913715_5 5707.6

15.     SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon, and shall
        ----------------------
inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns, provided that the Borrower may not assign any rights or obligations under this Agreement without the prior written consent of the Agent and the Lenders.

16.     ARMS-LENGTH/GOOD  FAITH.  This  Agreement  has  been  negotiated  at
        -----------------------
arms-length  and  in  good  faith  by  the  parties  hereto.

17.     GOVERNING  LAW.  THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO
        --------------
BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

18.     INTERPRETATION.  Wherever  the  context  hereof  shall  so  require, the
        --------------
singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

19.     SEVERABILITY.  In  case  any  one or more of the provisions contained in
        ------------
this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained  herein.

20.     COUNTERPARTS.  This  Agreement  may  be  executed  and  delivered in any
        ------------
number of counterparts, and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument; provided, however, no party shall be bound by this
                              --------  -------
Agreement until the Borrower, the Agent and the Lenders have executed a counterpart hereof. Delivery of executed counterparts to this Agreement via facsimile shall be effective and binding upon the parties hereto as originals.

21.     FURTHER  ASSURANCES.  The  Borrower  agrees  to  execute,  acknowledge,
        -------------------
deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by the Agent as necessary or advisable to carry out the intents and purposes of this Agreement.

22.     LOAN  DOCUMENT.  This  Agreement  is a Loan Document for all purposes of
        --------------
the  Credit  Agreement  and  the  other  Loan  Documents.

23.     WAIVER  OF  JURY  TRIAL.  THE BORROWER HEREBY WAIVES ITS RIGHT TO A JURY
        -----------------------
TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY

FORBEARANCE AGREEMENT - Page 6
DALLAS 913715_5 5707.6

OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR THE LENDERS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS FORBEARANCE AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

24.     ADDITIONAL  ADVANCES.  As  a result of the existence and continuation of
        --------------------
the Specified Default, the Borrower hereby acknowledges and confirms that the Lenders have no obligation to make Advances under the Credit Agreement except as otherwise specifically set forth herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             BORROWER:
                                             --------

                                             ENERGY  CORPORATION  OF  AMERICA,
                                             a  West  Virginia  corporation

                                             By:   /s/ Michael S. Fletcher
                                                   ------------------------
                                             Name:    Michael S. Fletcher
                                             Title:   CFO

                                             AGENT  AND  LENDERS:
                                             -------------------

                                            WELLS  FARGO  FOOTHILL,  INC.,
                                            f/k/a  Foothill Capital Corporation,
                                            a  California  corporation

                                             By:    /s/ Drew Stawin
                                                   -----------------
                                             Name:   Drew Stawin
                                             Title:  SVP

ALLEGHENY & WESTERN ENERGY CORPORATION and EASTERN AMERICAN ENERGY CORPORATION hereby execute this Agreement to evidence their agreements to the provisions of Sections 9 and 12 hereof.

EASTERN  AMERICAN  ENERGY  CORPORATION,
a  West  Virginia  corporation

By:     /s/ Donald C. Supcoe
       ----------------------
Name:    Donald C. Supcoe
Title:   President

ALLEGHENEY  &  WESTERN  ENERGY
CORPORATION,  a  West  Virginia  corporation

By:     /s/ Donald C. Supcoe
       ----------------------
Name:    Donald C. Supcoe
Title:   Vice President

                                                      [SIGNATURE  PAGE]

FORBEARANCE AGREEMENT - Page 7
DALLAS 913715_5 5707.6

                            CONSENT AND RATIFICATION
                            ------------------------

          The undersigned, EASTERN AMERICAN ENERGY CORPORATION, a West Virginia corporation, and ALLEGHENY & WESTERN ENERGY CORPORATION, a West Virginia corporation (each a "Pledging Subsidiary" and collectively the "Pledging
                        --------------------                            --------
Subsidiaries"),  have  executed  certain  Loan Documents in favor of WELLS FARGO
------------
FOOTHILL, INC. (f/k/a Foothill Capital Corporation), a California corporation, as the arranger and administrative agent ("Agent") for the Lenders in connection
                                           -----
with that certain Credit Agreement, dated as of July 10, 2002, as amended from time to time (the "Agreement") between and among, on the one hand, the lenders
                     ---------
identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and the Agent, and, on the
        ------                             -------
other hand, ENERGY CORPORATION OF AMERICA, a West Virginia corporation ("Borrower"). The Pledging Subsidiaries hereby consent and agree to the terms
  --------
of  the  Forbearance  Agreement  dated  January  __,  2004  (the  "Forbearance
                                                                   -----------
Agreement"),  executed  by  the  Borrower,  the Lenders and the Agent, a copy of
---------
which is attached hereto, and the undersigned agree that the Loan Documents to which they are a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the Pledging Subsidiaries and enforceable against the Pledging Subsidiaries in accordance with their terms. Furthermore, each Pledging Subsidiary hereby agrees and acknowledges that (a) none of the Loan Documents to which it is a party is subject to any claims, defenses or offsets, (b) nothing contained in the Forbearance Agreement or any other Loan Document shall adversely affect any right or remedy of the Agent under any of the Loan Documents, (c) the execution and delivery of the Forbearance Agreement shall in no way reduce, impair or discharge any indebtedness, liability or obligation of the undersigned under any of the Loan Documents to which it is a party and shall not constitute a waiver by the Agent of any of the Agent's rights against the undersigned, (d) by virtue hereof and by virtue of each of the Loan Documents to which it is a party, each Pledging Subsidiary ratifies in full all of its indebtedness, liabilities and obligations arising under each of the Loan Documents to which it is a party, (e) the Pledging Subsidiaries' consent is not required to the effectiveness of the Forbearance Agreement, and (f) no consent by the Pledging Subsidiaries is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Forbearance Agreement or any present or future Loan Document.

                                       EASTERN  AMERICAN  ENERGY  CORPORATION,
                                       a  West  Virginia  corporation



                                       By:     /s/ Donald C. Supcoe
                                                   -----------------
                                       Name:    Donald C. Supcoe
                                       Title:   President

                                       ALLEGHENEY & WESTERN ENERGY CORPORATION, a West Virginia corporation



                                       By:     /s/ Donald C. Supcoe
                                                   -----------------
                                       Name:    Donald C. Supcoe
                                       Title:   Vice President

CONSENT AND RATIFICATION
DALLAS 913715_4 5707.6
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